Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
a)During November 2022, the Company entered into contracts with Samsung Heavy Industries Co., Ltd. for the construction of five Samsung LNG Carrier Newbuildings that have a total fully built-up cost of $1.2 billion and are scheduled for delivery throughout 2027. As at December 31, 2024, expenditures incurred under these newbuilding contracts totaled $243.2 million and the estimated remaining costs to be incurred are $59.2 million (2025), $245.0 million (2026), and $643.2 million (2027). The Company intends to finance the remaining estimated costs with its existing liquidity and future operating cash flow, as well as long-term financing to be arranged for the vessels prior to their scheduled deliveries.
b)During August 2022, the Company's 50%-owned Exmar LPG Joint Venture entered into contracts with Hyundai Mipo Dockyard (or HMD) for the construction of two 45,000-cubic meter LPG-fueled LPG carriers for scheduled deliveries in 2025. In January 2025, one of these vessels, the Champagny, was delivered to the Exmar LPG Joint Venture (see Note 20a). In March 2023, the Exmar LPG Joint Venture entered into contracts with HMD for the construction of two additional 45,000-cubic meter ammonia capable dual-fueled LPG carriers for scheduled deliveries in 2026. In March 2024, the Exmar LPG Joint Venture entered into contracts with HMD for the construction of two additional 45,000-cubic meter ammonia capable dual-fueled LPG carriers with scheduled deliveries in late-2026. The Company's proportionate share of the total fully built-up cost of these six newbuildings is approximately $249.2 million. As at December 31, 2024, the Company's proportionate share of expenditures incurred under these newbuilding contracts totaled $70.3 million and the estimated remaining costs to be incurred are $91.9 million (2025) and $87.0 million (2026). In January 2025, the Exmar LPG Joint Venture entered into contracts with Avance Gas Aries Ltd. (or Avance Gas) for the assumption of its shipbuilding contracts for the construction of four 40,000-cubic meter dual-fueled LPG carriers. These vessels are being constructed by Nantong CIMC Sinopacific Offshore & Engineering Co., Ltd. (or Nantong CIMC), with scheduled deliveries in 2025 and 2026 (See Note 20c).
c)The Company has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain as described in Note 7a(ii). As at December 31, 2024, the Company's proportionate share of the estimated remaining final construction installment on the LNG terminal is $11.3 million and is expected to be incurred in 2025. The Bahrain LNG Joint Venture intends to finance the final construction installment through its existing undrawn financing, of which $7.2 million relates to the Company's proportionate share, its existing liquidity, and its future operating cash flow.
d)The Tangguh Joint Venture has submitted a Notice of Appeal against a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to a long funding lease to which the joint venture is a party and the Tangguh Joint Venture has recorded a provision of $1.6 million in 2017 (of which the Company's 70% share is $1.1 million) which is recorded in accrued liabilities and other in the Company’s consolidated balance sheets as at December 31, 2024 and 2023.

e)Tangguh Joint Venture Operating Leases

As at December 31, 2024, the Tangguh Joint Venture was a party to operating leases (or Head Leases) whereby it leases its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Tangguh Joint Venture then leases back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed and indemnified by the Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The UK corporate income tax rate increased from 19% to 25%, effective April 1, 2023. Consequently, the sublease payments the Company estimated that the Tangguh Joint Venture will pay in aggregate each year to lease the vessels back increased from $23.9 million to $27.5 million. The Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification obligation as at December 31, 2024 and 2023 were $3.8 million and $4.3 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred and ends in 2033. Although there is no maximum potential amount of future payments, the Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.
As at December 31, 2024, the total estimated future minimum rental payments to be received and paid by the Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i) $	Sublease Payments (i) (ii) $
2025	21,242	27,462
2026	21,242	27,462
2027	21,242	27,462
2028	22,280	28,800
2029	4,362	5,655
Total	90,368	116,841
(i) The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2024, the Company had received $420.0 million of aggregate Head Lease receipts (December 31, 2023 – $398.8 million) and had paid $387.6 million of aggregate Sublease payments (December 31, 2023 – $360.3 million). The portion of the Head Lease receipts that has not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2024, $3.7 million (December 31, 2023 – $3.8 million) and $7.0 million (December 31, 2023 – $10.7 million) of Head Leases receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.
(ii) The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

f)Effective January 1, 2024, emissions emitted by the maritime industry have been integrated in the EU ETS and are being phased in over a three-year period. Emissions for voyages to or from Europe or within Europe will be included within the scope of EU ETS based on 40% during 2024, 70% during 2025 and 100% in 2026. The Company is obligated to submit EUAs for all vessels under its operational management on an annual basis prior to September 30th of each year. As at December 31, 2024, the Company had recognized: an obligation to submit EUAs of $18.4 million included in accrued liabilities and other (measured using the period end EUA spot price); an amount due from equity accounted investees of $11.5 million, included in advances to affiliates; and an amount due from charterers of $6.4 million, reflected in other current assets. In addition, as at December 31, 2024, the Company held 915 EUAs at a cost of $0.1 million and had recognized a corresponding obligation to submit EUAs of $0.1 million included in accrued liabilities and other.

g)Management is required to assess whether the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Company had a working capital deficit of $187.3 million as at December 31, 2024. This working capital deficit includes $177.1 million related to scheduled maturities and repayments of long-term debt in the 12 months following December 31, 2024. Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, the cash distributions it expects to receive from its equity-accounted joint ventures, and the proceeds it expects to receive related to the financing of certain of the Samsung LNG Carrier Newbuildings, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.